UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 10, 2005

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                             001-31256                         52-2103926
       (State or other jurisdiction           (Commission file number)              (I.R.S. employer
            of incorporation)                                                      identification no.)

      102 SOUTH WYNSTONE PARK DRIVE
        NORTH BARRINGTON, ILLINOIS                                                        60010
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written   communications   pursuant  to  Rule  425  under  the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          (b) On February 10, 2005, Steven F. Piaker, a Class I director of Clark, Inc. (the "Company"), notified the Company of his decision not to stand for re-election to the Board of Directors of the Company at its 2005 Annual Meeting of Stockholders.

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

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CLARK, INC.


Date:  February 16, 2005                    By: /s/ Jeffrey W. Lemajeur
                                                --------------------------------
                                                Jeffrey W. Lemajeur
                                                Chief Financial Officer

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